Exhibit 10.2


      THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of the 22nd day of December, 2004, by GREG MANNING AUCTIONS REAL ESTATE, LLC, a Delaware limited liability company (the "Mortgagor"), with an address at 775 Passaic Avenue, West Caldwell, New Jersey 07006, in favor of PNC BANK, NATIONAL ASSOCIATION (the "Mortgagee"), with an address at One Garret Mountain Plaza, West Paterson, New Jersey 07424.

      WHEREAS, the Mortgagor is the owner of a certain tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

      WHEREAS, pursuant to a certain Loan Agreement dated as of May 28, 2004 by and between Greg Manning Auctions, Inc. and the Mortgagee, as amended by the First Amendment dated the date hereto (as so amended, and as the same may be amended in the future, the "Loan Agreement") the Mortgagor has borrowed from the Mortgagee, an amount not to exceed One Million Three Hundred Twelve Thousand Five Hundred Dollars ($1,312,500.00) (the "Mortgage Loan"), which Loan is evidenced by one or more promissory notes or guaranties in favor of the Mortgagee dated the date hereof (the "Mortgage Note");

      NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the "Obligations"):

      (A) The Mortgage Loan, the Mortgage Note and all other "Obligations" as defined under the Loan Agreement.

      (B) Any sums advanced by the Mortgagee or which may otherwise become due pursuant to the provisions of the Mortgage Note or this Mortgage or pursuant to any other document or instrument at any time delivered to the Mortgagee to evidence or secure any of the Obligations or which otherwise relate to any of the Obligations (as the same may be amended, supplemented or replaced from time to time, the "Loan Documents").

The Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign as security, transfer, mortgage, hypothecate, pledge as security, set over and confirm unto the Mortgagee and does agree that the Mortgagee shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the "Property"), to wit:

            (a) All of the Mortgagor's estate in the premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and

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all of the Mortgagor's estate, right, title, interest, claim and demand therein and in the public streets and ways adjacent thereto, either in law or in equity (the "Land");

            (b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the "Improvements");

            (c) All rents, issues and profits arising or issuing from the Land and the Improvements (the "Rents") including the Rents arising or issuing from all leases, licenses, subleases or any other use or occupancy agreement now or hereafter entered into covering all or any part of the Land and Improvements (the "Leases"), all of which Leases and Rents are hereby assigned to the Mortgagee by the Mortgagor. The foregoing assignment shall be an absolute assignment of all of the Mortgagor's entire interest in the Rents. The foregoing assignment shall also include all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties, and all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Mortgagor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Mortgagor, however, shall have a license to collect, retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist. The Mortgagor will execute and deliver to the Mortgagee, on demand, such additional assignments and instruments as the Mortgagee may require to confirm, maintain and continue the assignment of Rents hereunder;

            (d) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

            (e) Without limiting any of the other provisions of this Mortgage, the Mortgagor, as debtor, expressly grants unto the Mortgagee, as secured party, a security interest in all personal property of the Mortgagor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts;
(iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Mortgagor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) letter of credit rights; (xiv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets,

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contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xv) all supporting obligations of all of the foregoing property; (xvi) all property of the Mortgagor now or hereafter in the Mortgagee's possession or in transit to or from, or under the custody or control of, the Mortgagee or any affiliate thereof; (xvii) all cash and cash equivalents thereof; and (xviii) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Mortgagor will execute and deliver to the Mortgagee on demand such financing statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain such security interest under the Uniform Commercial Code ("UCC") on the aforesaid collateral.

      To have and to hold the same unto the Mortgagee, its successors and assigns, forever.

      Provided, however, that if the Mortgagor shall pay to the Mortgagee the Obligations, and if the Mortgagor shall keep and perform each of its other covenants, conditions and agreements set forth herein and in the other Loan Documents, then, upon the termination of all obligations, duties and commitments of the Mortgagor under the Obligations and this Mortgage, and subject to the provisions of the paragraph entitled "Survival; Successors and Assigns", the estate hereby granted and conveyed shall become null and void.

      1. Representations and Warranties. The Mortgagor represents and warrants to the Mortgagee that (i) the Mortgagor has good and marketable title to an estate in fee simple absolute in the Land and Improvements and has all right, title and interest in all other property constituting a part of the Property, in each case free and clear of all liens and encumbrances, except as may otherwise be set forth on an Exhibit B hereto and (ii) its name, type of organization, jurisdiction of organization and chief executive office are true and complete as set forth in the heading of this Mortgage. This Mortgage is a valid and enforceable first lien on the Property (except as set forth on Exhibit B) and the Mortgagee shall, subject to the Mortgagor's right of possession prior to an Event of Default, quietly enjoy and possess the Property. The Mortgagor shall preserve such title as it warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all persons.

      2. Affirmative Covenants. Until all of the Obligations shall have been fully paid, satisfied and discharged the Mortgagor shall:

            (a) Payment and Performance of Obligations. Pay or cause to be paid and perform all Obligations when due as provided in the Loan Documents.

            (b) Legal Requirements. Promptly comply with and conform to all present and future laws, statutes, codes, ordinances, orders and regulations and all covenants, restrictions and conditions which may be applicable to the Mortgagor or to any of the Property (the "Legal Requirements").

            (c) Impositions. Before interest or penalties are due thereon and otherwise when due, unless the Mortgagor is contesting any of the same in good faith, the Mortgagor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments (including any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and liens, whether of a like or different nature, imposed upon or assessed against the Mortgagor or any of the Property (the "Impositions"). Within thirty (30) days after the payment of any

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Imposition, the Mortgagor shall deliver to the Mortgagee written evidence acceptable to the Mortgagee of such payment. The Mortgagor's obligations to pay the Impositions shall survive the Mortgagee's taking title to (and possession of) the Property through foreclosure, deed-in-lieu or otherwise, as well as the termination of the Mortgage including, without limitation, by merger into a deed.

            (d) Maintenance of Security. Use, and permit others to use, the Property only for its present use or such other uses as permitted by applicable Legal Requirements and approved in writing by the Mortgagee. The Mortgagor shall keep the Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no structural repairs, renewals or replacements shall be made without the Mortgagee's prior written consent. The Mortgagor shall not remove, demolish or alter the Property nor commit or suffer waste with respect thereto, nor permit the Property to become deserted or abandoned. The Mortgagor covenants and agrees not to take or permit any action with respect to the Property which will in any manner impair the security of this Mortgage or the use of the Property as set forth in the Loan Documents.

      3. Leases. The Mortgagor shall not (a) execute an assignment or pledge of the Rents or the Leases other than in favor of the Mortgagee; (b) accept any prepayment of an installment of any Rents prior to the due date of such installment; or (c) enter into or amend any of the terms of any of the Leases without the Mortgagee's prior written consent. Any or all leases or subleases of all or any part of the Property shall be subject in all respects to the Mortgagee's prior written consent, shall be subordinated to this Mortgage and to the Mortgagee's rights and, together with any and all rents, issues or profits relating thereto, shall be assigned at the time of execution to the Mortgagee as additional collateral security for the Obligations, all in such form, substance and detail as is satisfactory to the Mortgagee in its sole discretion.

      4. Due on Sale Clause. The Mortgagor shall not sell, convey or otherwise transfer any interest in the Property (whether voluntarily or by operation of law), or agree to do so, without the Mortgagee's prior written consent, including (a) any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal or equitable title to the Property, except as otherwise permitted hereunder; (b) any lease of all or any portion of the Property; or (c) any sale, conveyance, encumbrance, assignment, or other transfer of, or the grant of a security interest in, any share of stock of the Mortgagor, if a corporation or any partnership interest in the Mortgagor, if a partnership, or any membership interest, if a limited liability entity, except in favor of the Mortgagee. Any default under this Section shall cause an immediate acceleration of the Obligations without any demand by the Mortgagee.

      5. Insurance. The Mortgagor shall keep the Property continuously insured, in an amount not less than the cost to replace the Property or an amount not less than eighty percent (80%) of the full insurable value of the Property, whichever is greater, covering such risks and in such amounts and with such deductibles as are satisfactory to the Mortgagee and its counsel including, without limitation, insurance against loss or damage by fire, with extended coverage and against other hazards as the Mortgagee may from time to time require. With respect to any property under construction or reconstruction, the Mortgagor shall maintain builder's risk insurance. The Mortgagor shall also maintain comprehensive general public liability insurance, in an amount of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) general aggregate per location, which includes contractual liability insurance for the Mortgagor's obligations under the Leases, and worker's compensation insurance. All property and builder's risk insurance shall include protection for continuation of income for a period of twelve (12) months, in the event of any damage caused by the perils referred to above. All policies, including policies for any amounts carried in excess of the required

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minimum and policies not specifically required by the Mortgagee, shall be with an insurance company or companies satisfactory to the Mortgagee, shall be in form satisfactory to the Mortgagee, shall meet all coinsurance requirements of the Mortgagee, shall be maintained in full force and effect, shall be assigned to the Mortgagee, with premiums prepaid, as collateral security for payment of the Obligations, shall be endorsed with a standard mortgagee clause in favor of the Mortgagee and shall provide for at least thirty (30) days notice of cancellation to the Mortgagee. Such insurance shall also name the Mortgagee as an additional insured under the comprehensive general public liability policy and the Mortgagor shall also deliver to the Mortgagee a copy of the replacement cost coverage endorsement. If the Property is located in an area which has been identified by any governmental agency, authority or body as a flood hazard area or the like, then the Mortgagor shall maintain a flood insurance policy covering the Property in an amount not less than the original principal amount of the Loan or the maximum limit of coverage available under the federal program, whichever amount is less.

      6. Rights of Mortgagee to Insurance Proceeds. In the event of loss, the Mortgagee shall have the exclusive right to adjust, collect and compromise all insurance claims, and the Mortgagor shall not adjust, collect or compromise any claims under said policies without the Mortgagee's prior written consent. Each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to the Mortgagee instead of to the Mortgagor and the Mortgagee jointly, and the Mortgagor appoints the Mortgagee as the Mortgagor's attorney-in-fact to endorse any draft therefor. All insurance proceeds may, at the Mortgagee's sole option, be applied to all or any part of the Obligations and in any order (notwithstanding that such Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may impose.

      7. Installments for Insurance, Taxes and Other Charges. Upon the Mortgagee's request, the Mortgagor shall pay to the Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Property (the "Escrow Charges"). The amounts so paid shall be used in payment of the Escrow Charges so long as no Event of Default shall have occurred. No amount so paid to the Mortgagee shall be deemed to be trust funds, nor shall any sums paid bear interest. The Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments. If, at any time, the funds being held by the Mortgagee for any insurance premium or Imposition are exhausted, or if the Mortgagee determines, in its sole discretion, that such funds will be insufficient to pay in full any insurance premium or Imposition when due, the Mortgagor shall promptly pay to the Mortgagee, upon demand, an amount which the Mortgagee shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, the Mortgagee shall have the right, at its election, to apply any amount so held against the Obligations due and payable in such order as the Mortgagee may deem fit, and the Mortgagor hereby grants to the Mortgagee a lien upon and security interest in such amounts for such purpose.

      8. Condemnation. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Property, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor shall deliver to the Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by the Mortgagee, and any award or compensation shall be applied, at the Mortgagee's option, to any part of the Obligations and in any order (notwithstanding that any of such

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Obligations may not then be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may impose.

      9. Environmental Matters. Omitted.

      10. Inspection of Property. The Mortgagee shall have the right to enter the Property at any reasonable hour during normal business hours and upon advance notice, for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon, as well as the conduct of operations and activities on the Property. The Mortgagee may enter the Property (and cause the Mortgagee's employees, agents and consultants to enter the Property), upon prior written notice to the Mortgagor, to conduct any and all environmental testing deemed appropriate by the Mortgagee in its sole discretion. The environmental testing shall be accomplished by whatever means the Mortgagee may deem appropriate, including the taking of soil samples and the installation of ground water monitoring wells or other intrusive environmental tests. The Mortgagor shall provide the Mortgagee (and the Mortgagee's employees, agents and consultants) reasonable rights of access to the Property as well as such information about the Property and the past or present conduct of operations and activities thereon as the Mortgagee shall reasonably request.

      11. Events of Default. Events of Default under this Mortgage are defined in the Loan Agreement.

      12. Rights and Remedies of Mortgagee. If an Event of Default occurs and is continuing, the Mortgagee may, at its option and without demand, notice or delay, do one or more of the following:

            (a) The Mortgagee may declare the entire unpaid principal balance of the Obligations, together with all interest thereon, to be due and payable immediately.

            (b) The Mortgagee may (i) institute and maintain an action of mortgage foreclosure against the Property and the interests of the Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action the Mortgagee shall be entitled to all costs of suit and attorneys' fees.

            (c) The Mortgagee may, in its sole and absolute discretion: (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Property. The Mortgagee may exercise any right under this subsection (c), whether or not the Mortgagee shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Mortgagee a "mortgagee in possession", unless the Mortgagee shall have entered into and shall continue to be in actual possession of the Property. The Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Mortgagee and to perform all other obligations of that tenant for the direct benefit of the Mortgagee, as if the Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Mortgagee to make such payment or perform such obligations. The Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the Mortgagee shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor.


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            (d) The Mortgagee shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Property or to collect the Rents, without notice and without regard to the adequacy of the Property to secure the Obligations. The Mortgagee or a receiver, while in possession of the Property, shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property, or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver shall be added to and become a part of the Obligations secured by this Mortgage.

      13. Application of Proceeds. The Mortgagee shall apply the proceeds of any foreclosure sale of, or other disposition or realization upon, or Rents or profits from, the Property to satisfy the Obligations in such order of application as the Mortgagee shall determine in its exclusive discretion.

      14. Mortgagee's Right to Protect Security. The Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the Mortgagee's rights or powers hereunder; (b) purchase such insurance policies covering the Property as it may elect if the Mortgagor fails to maintain the insurance coverage required hereunder; and (c) take such action as the Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements, to cure any Events of Default and to protect its security in the Property.

      15. Appointment of Mortgagee as Attorney-in-Fact. The Mortgagee, or any of its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to do any or all of the following: (a) collect the Rents after the occurrence of an Event of Default; (b) settle for, collect and receive any awards payable under Section 8 from the authorities making the same; and (c) execute, deliver and file, at Mortgagor's sole cost and expense such financing, continuation or amendment statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain its security interest under the UCC on any portion of the Property.

      16. Certain Waivers. The Mortgagor hereby waives and releases all benefit that might accrue to the Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment or any rights of marshalling in the event of any sale hereunder of the Property, and, unless specifically required herein, all notices of the Mortgagor's default or of the Mortgagee's election to exercise, or the Mortgagee's actual exercise of any option under this Mortgage or any other Loan Document.

      17. No Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of the Mortgagee or any subsidiary or affiliate in any capacity, without the express prior written consent of the Mortgagee.

      18. Mortgage Secures Future Advances. This Mortgage is given for the purpose of creating a lien on real property in order to secure not only existing indebtedness, but also future advances, whether such advances are obligatory or to be made at the option of the Mortgagee, or otherwise, and whether made before or after a default or Event of Default or maturity or other similar events, to the same extent as if such future advances were made on the date of the execution hereof, although there may be no advance made at the time of the execution hereof and although there may be no indebtedness outstanding at the time any advance is made. The types of future advances secured by and having priority under this Mortgage shall include, without limitation, (i) advances and readvances of principal under the Note or

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other Loan Documents and (ii) disbursements and other advances for the payment of taxes, assessments, maintenance charges, insurance premiums or costs relating to the Property, for the discharge of liens having priority over the lien of this Mortgage, for the curing of waste of the Property and for the payment of service charges and expenses incurred by reason of default and including late charges, attorneys' fees and court costs, together with interest thereon. The lien of this Mortgage, as to third persons with or without actual knowledge thereof, shall be valid as to all such indebtedness and future advances, from the date of recordation, to the extent permitted by the laws of the state in which the Property is situated. The total amount of the indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid principal balance at any one time shall not exceed the maximum principal amount of the Obligations.

      19. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

      20. Further Acts. By its signature hereon, the Mortgagor hereby irrevocably authorizes the Mortgagee to execute (on behalf of the Mortgagor) and file against the Mortgagor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Mortgagee, and the Mortgagor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Mortgagee to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Mortgagee, the Mortgagor will execute all documentation necessary for the Mortgagee to obtain and maintain perfection of its security interests in the Property. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring or confirming unto the Mortgagee the property and rights hereby mortgaged, or which Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intent of or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. The Mortgagor grants to the Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to the Mortgagee under the Note, this Mortgage, the other Loan Documents, at law or in equity, including, without limitation, the rights and remedies described in this paragraph.

      21. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Mortgagor or the Mortgagee's interest in the Property, the Mortgagor will pay such tax, with interest and penalties thereon, if any. If the Mortgagee determines that the payment of such tax or interest and penalties by the Mortgagor would be unlawful or taxable to the Mortgagee or unenforceable or provide the basis for a defense of usury, then the Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the entire Obligations immediately due and payable.

      22. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this

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Mortgage, or impose any other tax or charge on the same, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

      23. Preservation of Rights. No delay or omission on the Mortgagee's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Mortgagee's action or inaction impair any such right or power. The Mortgagee's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Mortgagee may have under other agreements, at law or in equity.

      24. Illegality. If any provision contained in this Mortgage should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Mortgage.

      25. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Mortgagor from, any provision of this Mortgage will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor will entitle the Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

      26. Entire Agreement. This Mortgage (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Mortgagor and the Mortgagee with respect to the subject matter hereof.

      27. Survival; Successors and Assigns. This Mortgage will be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Mortgagor may not assign this Mortgage in whole or in part without the Mortgagee's prior written consent and the Mortgagee at any time may assign this Mortgage in whole or in part; and provided, further, that the rights and benefits under the Paragraphs entitled "Environmental Matters", "Inspection of Property" and "Indemnity" shall also inure to the benefit of any persons or entities who acquire title or ownership of the Property from or through the Mortgagee or through action of the Mortgagee (including a foreclosure, sheriff's or judicial sale). The provisions of Paragraphs entitled "Environmental Matters", "Inspection of Property" and "Indemnity" shall survive the termination, satisfaction or release of this Mortgage, the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure.

      28. Interpretation. In this Mortgage, unless the Mortgagee and the Mortgagor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Mortgage; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Mortgage. Section headings in this Mortgage are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose. If this Mortgage is executed by more than one party as Mortgagor, the obligations of such persons or entities will be joint and several.

      29. Indemnity. The Mortgagor agrees to indemnify each of the Mortgagee, each legal entity, if any, who controls, is controlled by or is under common control with the Mortgagee and each of their

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

respective directors, officers, employees and agents (the "Indemnified Parties"), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Mortgagor), in connection with or arising out of or relating to the matters referred to in this Mortgage or in the other Loan Documents, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Mortgagor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Mortgage, payment of any Obligations and assignment of any rights hereunder. The Mortgagor may participate at its expense in the defense of any such action or claim.

      30. Governing Law and Jurisdiction. This Mortgage has been delivered to and accepted by the Mortgagee and will be deemed to be made in the State where the Mortgagee's office indicated above is located. THIS MORTGAGE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE MORTGAGEE'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE MORTGAGEE IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON THE PROPERTY OR ANY INTEREST THEREIN. The Mortgagor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Mortgagee's office indicated above is located; provided that nothing contained in this Mortgage will prevent the Mortgagee from bringing any action, enforcing any award or judgment or exercising any rights against the Mortgagor individually, against any security or against any property of the Mortgagor within any other county, state or other foreign or domestic jurisdiction. The Mortgagee and the Mortgagor agree that the venue provided above is the most convenient forum for both the Mortgagee and the Mortgagor. The Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

      31. WAIVER OF JURY TRIAL. THE MORTGAGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

      32. Loan Subject to Modification. This Mortgage secures a loan which by its terms is subject to modification as defined in N.J.S.A. 46:9-8.1.

      33. TRUE AND CORRECT COPY. THE MORTGAGOR ACKNOWLEDGES THAT THE MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE AND CORRECT COPY OF THIS MORTGAGE.

      WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


WITNESS / ATTEST:                       Greg Manning Auctions Real Estate, LLC
                                        (Corporation,  Partnership  or other
                                        Entity)
                                        By: Greg Manning Auctions, Inc.,
                                            Sole Member


___________________________________     By:_________________________________

Print Name:________________________     Print Name: Larry Crawford
                                                   ----------------------------

Title:_____________________________     Title: Executive Vice President
(Include title only if an officer of          ---------------------------------
entity signing to the right)

                                 ACKNOWLEDGMENT


STATE OF NEW JERSEY     )

                        )   ss:

COUNTY OF ESSEX         )

            On this, the 22 day of December, 2004, before me, the subscriber, personally appeared Larry Crawford, who I am satisfied is the person who executed the foregoing instrument as the Executive Vice President of GREG MANNING AUCTIONS, INC., SOLE MEMBER OF GREG MANNING AUCTIONS REAL ESTATE, LLC, a Delaware limited liability company, the entity named in the foregoing instrument, and who acknowledged that he/she, in such capacity, being authorized to do so, executed the foregoing instrument as such entity's voluntary act and deed for the purposes therein contained by signing on behalf of said entity.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.



____________________________________


                                          ____________________________________
                                          (Print Name and Title)

                                   EXHIBIT A

                               Legal Description

                                   EXHIBIT B
                             Permitted Encumbrances


                                      None









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